                                                                    EXHIBIT 10.1



                                AMENDMENT NO. 2

      AMENDMENT NO. 2 dated as of September 30, 1998 between Nextel Argentina S.R.L. (the "Borrower"); each of the Subsidiary Guarantors party to the Credit Agreement referred to below (the "Subsidiary Guarantors"); the undersigned lenders (the "Lenders"); and THE CHASE MANHATTAN BANK, as Administrative Agent (the "Administrative Agent").

      The Borrower, the Subsidiary Guarantors, the Lenders and the Administrative Agent are parties to a Credit Agreement dated as of February 27, 1998 (as amended by Amendment No. 1 and Waiver dated as of May 8, 1998 and as further modified, supplemented and in effect from time to time, the "Credit Agreement") and wish to amend certain provisions of the Credit Agreement.

      Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement are used herein as defined therein.

      Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 4 hereof, the Lenders hereby agree that the Credit Agreement shall be amended as follows:

      A. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be a reference to the Credit Agreement as amended hereby.

      B. Clauses (a), (b) and (d) of Section 7.08 of the Credit Agreement shall be amended to read in their entirety as follows:

       "(a) Leverage Ratio. The Borrower will not permit the Leverage Ratio to exceed the following respective ratios at any time during the following respective periods:




                  Period                                      Ratio
                  ------                                      -----
        From June 30, 1999                                  8.20 to 1
          through September 29, 1999
        From September 30, 1999                             5.00 to 1
          through December 30, 1999

        From December 31, 1999                              4.00 to 1
          through March 30, 2000
        From March 31, 2000                                 3.50 to 1
          and at all times thereafter


       (b) Interest Coverage Ratio. The Borrower will not permit the Interest Coverage Ratio to be less than the following respective ratios at any time during the following respective periods:


                  Period                                      Ratio
                  ------                                      -----

        From June 30, 1999                                  0.90 to 1
          through September 29, 1999
        From September 30, 1999                             1.50 to 1
          through December 30, 1999
        From December 31, 1999                              1.90 to 1
          through March 30, 2000
        From March 31, 2000                                 2.40 to 1
          through June 29, 2000
        From June 30, 2000                                  2.75 to 1
          through September 29, 2000
        From September 30, 2000                             3.00 to 1
          and at all times thereafter

       (d) Minimum Subscribers. Unless and until at any time after June 30, 1999 the Leverage Ratio shall have been less than 9.00 to 1 for a period of at least two consecutive quarters, the Borrower will not permit the aggregate number of Subscribers to be less than the following respective numbers for the following respective periods:


                  Period                                   Subscribers
                  ------                                   -----------
        From September 30, 1998                              15,000
          through December 30, 1998
        From December 31, 1998                               27,500
          through March 30, 1999
        From March 31, 1999                                  39,000
          through June 29, 1999
        From June 30, 1999                                   49,000
          through September 29, 1999
        From September 30, 1999                              60,080
          through December 30, 1999
        From December 31, 1999                               72,000
          through March 30, 2000
        From March 31, 2000                                  82,000
          through June 29, 2000

        From June 30, 2000                                   97,000
          through September 29, 2000
        From September 30, 2000                             112,000
          through December 30, 2000
        From December 31, 2000                              128,000
          through March 30, 2001
        From March 31, 2001                                 160,000"
          and at all times thereafter

      Section 3. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 hereof shall become effective upon the execution (i) of this Amendment No. 2 by each of the Borrower and Lenders constituting the Required Lenders and (ii) of the Consent and Agreement set forth below by each of the Relevant Parties.

      Section 4. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in counterparts which, taken together, shall constitute a single document and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. Terms defined in the Credit Agreement are used herein as defined therein. This Amendment No. 2 shall be governed by and construed in accordance with the law of the State of New York.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed as of the date and year first above written.

                                        NEXTEL ARGENTINA S.R.L.


                                        By /s/: MARCELO De ELIA
                                           -----------------------
                                           Title: Treasury Manager


                                        THE CHASE MANHATTAN BANK



                                        By /s/: TRACEY NAVIN EWING
                                           -----------------------
                                           Title: Vice President


                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By
                                           ------------------------
                                           Title:

                                        By
                                           ------------------------
                                           Title:



                                        CREDIT SUISSE FIRST BOSTON


                                        By /s/: TODD C. MORGAN
                                           -----------------------
                                           Title: Director


                                        By /s/: JUDITH E. SMITH
                                           -----------------------
                                           Title: Director


                                        SOCIETE GENERALE


                                        By
                                           ------------------------
                                           Title:

                                        VAN KAMPEN AMERICAN CAPITAL
                                          PRIME RATE INCOME TRUST


                                        By /s/: JEFFREY W. MAHLET
                                           ------------------------
                                           Title: Senior Vice President
                                                   & Director

                                        KZH IV LLC


                                        By /s/: VIRGINIA CONWAY
                                           ------------------------
                                           Title: Authorized Agent

                                        THE CHASE MANHATTAN BANK,
                                          as Administrative Agent


                                        By /s/: TRACEY NAVIN EWING
                                           -----------------------
                                           Title: Vice President


CONSENT AND AGREEMENT

Each of the undersigned hereby (1) consents to the amendments provided for in this Amendment 2, (2) agrees that each reference to the Credit Agreement in each Loan Document (as defined in the Credit Agreement) to which it is a party shall be a reference to the Credit Agreement as amended by this Amendment No. 2 and (3) confirms its obligations under each Loan Document to which it is a party after giving effect to the amendments set forth in this Amendment No. 2.


NEXTEL INTERNATIONAL, INC.



By /s/: HENG-PIN KIANG
   -----------------------------------
   Title: Vice President


NEXTEL INTERNATIONAL (ARGENTINA) LTD.



By /s/: HENG-PIN KIANG
   -----------------------------------
   Title: Vice President


NEXTEL INTERNATIONAL (HOLDINGS) LTD.



By /s/: HENG-PIN KIANG
   -----------------------------------
   Title: Vice President